UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CHINA YIDA HOLDING, CO.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which he filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

To the Stockholders of China Yida Holding, Co.:

This Information Statement is being mailed or furnished to the stockholders of China Yida Holding, Co., a Delaware corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on September 28, 2012, and the approval of such corporate action by the written consent, dated September 28, 2012, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share, outstanding on such date. Stockholders holding in the aggregate 11,307,956 shares of common stock or 57.78% of the common stock outstanding on such date, approved the corporate action described below:

●
the reincorporation of the Company in Nevada through the merger of China Yida Holding, Co., a Delaware corporation, with and into a newly created, wholly-owned Nevada subsidiary, China Yida Holding, Co.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,
Minhua Chen
Chief Executive Officer
Dated: October 11, 2012

INFORMATION STATEMENT
OF
CHINA YIDA HOLDING, CO.

28/F Yifa Building, No. 111 Wusi Road
Fuzhou, Fujian 350003
P.R. China

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHINA YIDA HOLDING, CO.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of China Yida Holding, Co., a Delaware corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on September 28, 2012, and the approval of such corporate action by the written consent, dated September 28, 2012, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share, outstanding on such date. Stockholders holding in the aggregate 11,307,956 shares of common stock or 57.78% of the common stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about October 22, 2012, and the transaction described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of a certificate of merger with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement is so mailed or furnished.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on September 28, 2012, the Board of Directors adopted resolutions approving the reincorporation of the Company in Nevada through the merger of China Yida Holding, Co., a Delaware corporation, with and into a newly created, wholly-owned Nevada subsidiary, China Yida Holding, Co. (the “Reincorporation”) and proposing that such resolution be submitted for a vote of the stockholders of the Corporation. The action taken by the Board of Directors with respect to the Reincorporation and filing of a certificate of merger with the Secretary of State of the State of Delaware to effect the Reincorporation was subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of common stock then outstanding on September 28, 2012 (the “Stockholder Consent”).

The reasons for, and general effect of, the Reincorporation is described in “APPROVAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM DELAWARE TO NEVADA.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the common stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about October 22, 2012. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the common stock. This Information Statement is being furnished by the Corporation and is available on the Corporation’s website at: www.yidacn.net.

VOTE OBTAINED — DELAWARE LAW

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), unless otherwise provided in the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtained the written consent of the holders of a majority in interest of our common stock. As of September 28, 2012, there were 19,571,785 shares of common stock of the Company issued and outstanding. Each holder of common stock is entitled to one vote for each share held by such holder.

Stockholders holding 11,307,956 shares of common stock or 57.78% of the common stock outstanding on such date, approved the Reincorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of common stock by (i) each person known to Company to own beneficially more than 5% of Company’s common stock, (ii) each director, (iii) each executive officers and (iv) all executive officers and directors as a group, as of September 28, 2012.  No director or officer has beneficial ownership of any of our convertible preferred stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

 Unless otherwise specified, the address of each of the persons set forth below is c/o China Yida Holding, Co., 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, People’s Republic of China.

Name and Address of Beneficial Owner (1)	Number of Shares and Nature of Beneficial Ownership (1)		Percent of Common Stock Outstanding
Executive Officers and Directors
Minhua Chen	5,725,978	(2)	29.25%
Yanling Fan	5,611,978		28.70%
Yongxin Lin	0		--
Chunyu Ying	0		--
Fucai Huang	0		--
Michael Marks 35226 CITIC Square 1168 Nanjing Road West Shanghai, China 200041	80,000	(3)	*
All directors and executive officers as a group (6 persons)	11,333,956		57.60%

Other 5% Shareholders
Pope Investment II, LLC (4) 5100 Poplar Avenue, Suite 805 Memphis, Tennessee 38137	2,066,075	(5)	10.56%

* less than 1%.

(1)
A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)
Including 30,000 shares of common stock issuable upon exercise of stock options, which were transferred from George Wung and Wei Zhang as a gift on January 6, 2012 and the 84,000 shares that Mr. Minhua Chen repurchased in the market from October 2011 to December 2011.

(3)
Represents 60,000 shares of common stock issuable upon exercise of vested stock options, which were granted to Mr. Michael Marks pursuant to a non-qualified stock option agreements dated June 10, 2009 and March 17, 2011 and 20,000 restricted shares granted pursuant to a director agreement dated June 10, 2011.

(4)	William P. Wells is the managing member of Pope Investment II, LLC, acting alone, has voting and dispositive power over the shares beneficially owned by Pope Investment II, LLC.
(5)	Beneficial ownership of 2,066,075 shares is based on a Form 4 filed with the SEC by Pope Investment II, LLC on March 23,, 2012.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of common stock:

APPROVAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

The Board of Directors has unanimously adopted a resolution seeking stockholder approval to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation.”

The primary rationale for reincorporating in Nevada is that the franchise tax that we annually pay the State of Delaware for organizing the Company under the laws of that State was $99,681 for the year ended December 31, 2011 and is projected to grow in 2012. By contrast, the cost in Nevada for the year ended December 31, 2011, would have been $475 (inclusive of the Annual List Filing Fee and State Business License).

Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to as “China Yida Nevada,” pursuant to an Agreement and Plan of Merger, or “Merger Agreement,” in substantially the form attached as Appendix A to this Proxy Statement. Upon completion of the merger, China Yida Nevada will be the surviving corporation and will continue to operate our business under the name “China Yida Holding, Co.” unless we subsequently change the name of the company. In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “China Yida Nevada.” In connection with the Reincorporation, if affected:

●
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

●
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with China Yida Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company; and

●
Your shares of common stock of the Company will automatically be converted into an equivalent number of shares of common stock of China Yida Nevada, and the Company will apply to have shares of its common stock listed on the Nasdaq Capital Market under the same symbol (CNYD). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CHINA YIDA NEVADA.

Upon completion of the Reincorporation, the number of authorized shares of capital stock of China Yida Nevada will be identical to the Company’s capital stock existing at the time of the Reincorporation.

Reasons for the Reincorporation

The Board of Directors believes that the Reincorporation is in the best interests of the Company and its stockholders because it would eliminate our obligation to pay the annual Delaware franchise tax that would result in significant savings to us over the long term. Assuming that we opted to remain in Delaware, we could be required to pay as much as $180,000 in annual franchise fees to the State of Delaware. Should we reincorporate in the State of Nevada, our annual filing fee and annual license in the State of Nevada would be insignificant.

Potential Disadvantages and Considerations of Reincorporation

Delaware has historically been the state in which a majority of public companies incorporate. A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

We have endeavored to adopt as closely as possible the Nevada incorporation and bylaws documents to the existing Delaware documents.

Principal Features of the Reincorporation - The Merger Agreement

The Reincorporation would be effected through the merger of the Company with and into China Yida Nevada, a newly-formed Nevada corporation that will be a wholly-owned subsidiary of the Company, pursuant to the Merger Agreement. Prior to the merger, China Yida Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, China Yida Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “China Yida Holding, Co.” unless we subsequently change that name. The merger agreement is attached to this proxy statement as Appendix A and is referred to throughout this Proxy Statement as the “Merger Agreement.”

Prior to the merger, China Yida Nevada will have ten (10) shares of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of China Yida Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted into comparable warrants and options of China Yida Nevada. The terms of the Merger Agreement will provide that the ten (10) outstanding shares of outstanding common stock of China Yida Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders will be the only stockholders of the surviving corporation.

The merger will become effective upon the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. We expect that the Delaware Secretary of State will insist that the Company clears its accrued franchise tax for 2012 before allowing a filing of the certificate of merger. Upon the effectiveness of the merger, the articles of incorporation and the bylaws of China Yida Nevada, in substantially the forms attached to this Proxy Statement as Appendices B and C, respectively, will govern corporate operations and activities of the surviving corporation.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of China Yida Nevada’s common stock following the Reincorporation. New certificates with a new CUSIP number representing shares of China Yida Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and by-laws. The Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of China Yida Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of China Yida Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of China Yida Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of China Yida Nevada, which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current certificate of incorporation currently limits the liability of our directors to the fullest extent permitted by law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law expressly excludes directors and officers from liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability not only of directors, but also of officers, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.
The articles of incorporation for China Yida Nevada provide for limitations of liability of directors and officers to the fullest extent permitted by Nevada law.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists. out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchase of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Annual Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval. Currently, no such provision is contemplated to be contained in the China Yida Nevada articles of incorporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized un-issued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights. Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or China Yida Nevada. Each stockholder will have the same basis in China Yida Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in China Yida Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices

The form of the Merger Agreement of the Company into China Yida Nevada, the Articles of Incorporation of China Yida Nevada and the Bylaws of China Yida Nevada are attached to this Proxy Statement as Appendices A, B and C, respectively.

Vote Required

The affirmative vote of the holders of a majority of all issued and outstanding shares of our common stock entitled to vote on these corporate actions has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal

We are a Delaware corporation and are governed by the DGCL. Holders of the Company’s common stock do not have appraisal or dissenter’s rights under the DGCL in connection with the Reincorporation or the filing of the certificate of merger as approved by Board of Directors and the stockholders of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all other stockholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of [       ], 2011, by and between China Yida Holding, Co., a Delaware corporation (“China Yida Delaware”), and China Yida Holding, Co., a Nevada corporation and a wholly owned subsidiary of China Yida Delaware (“China Yida Nevada”).

WHEREAS, China Yida Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, China Yida Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, as of  the date hereof, China Yida Delaware has authority to issue 110,000,000 consisting of   100,000,000 shares of common stock, $0.001 par value per share (“Delaware Common Stock”), of which 19,571,785 shares are issued and outstanding and 10,000,000 shares of preferred stock par value $0.0001 per share (Delaware Preferred Stock) of which no shares are issued and outstanding.

WHEREAS, on the date hereof, Ten (10) shares of Nevada Common Stock are issued and outstanding and are owned by China Yida Delaware;

WHEREAS, the respective boards of directors of China Yida Nevada and China Yida Delaware have determined that, for the purpose of effecting the reincorporation of China Yida Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that China Yida Delaware merge with and into China Yida Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of China Yida Nevada and China Yida Delaware have approved this Plan; and

WHEREAS, the respective shareholders of China Yida Nevada and China Yida Delaware have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, China Yida Delaware and China Yida Nevada hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, China Yida Delaware shall be merged with and into China Yida Nevada, with China Yida Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 252 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of China Yida Nevada. The address of the principal office of China Yida Nevada is 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, People’s Republic of China 350003.

3. Corporate Documents. The Articles of Incorporation of China Yida Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of China Yida Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of China Yida Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of China Yida Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of China Yida Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of China Yida Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of China Yida Nevada.

5. Succession. At the Effective Time, China Yida Nevada shall succeed to China Yida Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by China Yida Nevada or by its successors and assigns, there shall be executed and delivered on behalf of China Yida Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in China Yida Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of China Yida Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of China Yida Nevada are fully authorized in the name and on behalf of China Yida Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock of China Yida Delaware. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock into which the shares of the Delaware Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of China Yida Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to China Yida Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Delaware Common Stock.

10. Common Stock of China Yida Nevada. At the Effective Time, the previously outstanding Ten (10) shares of Nevada Common Stock registered in the name of China Yida Delaware shall, by reason of the Merger, be reacquired by China Yida Nevada, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of China Yida Nevada shall be issued in respect thereof.

11. Amendment. The Boards of Directors of China Yida Delaware and China Yida Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of China Yida Nevada or the stockholders of China Yida Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of China Yida Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Delaware Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either China Yida Delaware or China Yida Nevada or both, notwithstanding approval of this Plan by the sole shareholder of China Yida Nevada or the stockholders of China Yida Nevada, or both.

13. Rights and Duties of China Yida Nevada. At the Effective Time and for all purposes the separate existence of China Yida Delaware shall cease and shall be merged with and into China Yida Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of China Yida Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to China Yida Delaware shall continue and be taken and deemed to be transferred to and vested in China Yida Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in China Yida Delaware shall not revert or be in any way impaired by reason of such Merger; and China Yida Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of China Yida Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against China Yida Delaware may be prosecuted as if the Merger had not taken place, or China Yida Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of China Yida Delaware shall be impaired by the Merger. If at any time China Yida Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of China Yida Delaware in China Yida Nevada according to the terms hereof, the officers and directors of China Yida Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in China Yida Nevada, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. China Yida Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of China Yida Delaware, as well as for enforcement of any obligation of China Yida Nevada arising from the Merger. China Yida Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in fact in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against China Yida Nevada any obligation of China Yida Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of China Yida Nevada at 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, People’s Republic of China 350003.

15. Severability. If any term or provision of this Plan is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Plan or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Plan so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

16. Governing Law; Submission to Jurisdiction. This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

17. Counterparts. This Plan may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Plan delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of China Yida Delaware and China Yida Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

CHINA YIDA HOLDING, CO.
a Delaware corporation

By:
Minhua Chen
Chief Executive Officer

CHINA YIDA HOLDING, CO.
a Nevada corporation

By:
Minhua Chen
Chief Executive Officer

APPENDIX B

ARTICLES OF INCORPORATION

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
1. Name of Corporation:	China Yida Holding, Co.

2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent: Corporation Service Company Name ☐ Noncommercial Registered Agent OR ☐ Office or Position with Entity (name and address below) (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address	City		Zip Code
Nevada
	Mailing Address (if different from street address)	City		Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)	100,000,000 common stock, par value $0.001 10,000,000 preferred stock, par value $0.0001 Number of shares with par value:	Par value per share: $	Number of shares Without par value:
4. Name & Addresses Of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than three directors/trustees

1) Minhua Chen
Name
	28/F YIFA BUILDING NO. 111 WUSI ROAD	FUZHOU, FUJIAN F4		350003
	Street Address	City	State	Zip Code

2) Yanling Fan
Name
	28/F YIFA BUILDING NO. 111 WUSI ROAD	FUZHOU, FUJIAN F4		350003
	Street Address	City	State	Zip Code

5. Purpose: (optional –see Instructions)	The purpose of the corporation shall be:

6. Name, Address And Signature of Incorporator: (attach additional pages if more than one incorporator)
	Minhua Chen	X
	Name	Incorporator Signature

	28/F YIFA BUILDING NO. 111 WUSI ROAD	FUZHOU, FUJIAN F4		350003
	Address	City	State	Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named Entity.
X
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form NRS 78 Articles Instructions Revised on: 2-14-09

B-1

Additional Directors of China Yida Holding Co.

Michael Marks

28/F YIFA BUILDING NO. 111 WUSI ROAD

FUZHOU, FUJIAN F4 350003

Fucai Huang

28/F YIFA BUILDING NO. 111 WUSI ROAD

FUZHOU, FUJIAN F4 350003

Chunyu Yin

28/F YIFA BUILDING NO. 111 WUSI ROAD

FUZHOU, FUJIAN F4 350003

B-2

APPENDIX C

BYLAWS
OF
CHINA YIDA HOLDING, CO.

A Nevada Corporation
As of _______, 2012

ARTICLE I
Meetings of Stockholders

Section 1.1   Time and Place. Any meeting of the stockholders may be held at such time and such place, either within or without the State of Nevada, as shall be designated from time to time by resolution of the board of directors or as shall be stated in a duly authorized notice of the meeting.

Section 1.2   Annual Meeting. The annual meeting of the stockholders shall be held on the date and at the time fixed, from time to time, by the board of directors. The annual meeting shall be for the purpose of electing a board of directors and transacting such other business as may properly be brought before the meeting.

Section 1.3   Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president  and shall be called by the president or secretary if requested in writing by the holders of not less than one-tenth (1/10) of all the shares entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting.

Section 1.4   Notices. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by statute or the articles of incorporation, either personally, by mail or by a form of electronic transmission consented to by the stockholder, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the official government mail of the United States or any other country, postage prepaid, addressed to the stockholder at his address as it appears on the stock records of the Corporation. If given personally or otherwise than by mail, such notice shall be deemed to be given when either handed to the stockholder or delivered to the stockholder’s address as it appears on the records of the Corporation.

Section 1.5   Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting, or at any adjournment of a meeting, of stockholders; or entitled to receive payment of any dividend or other distribution or allotment of any rights; or entitled to exercise any rights in respect of any change, conversion, or exchange of stock; or for the purpose of any other lawful action; the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for determining the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof shall not be more than sixty nor less than ten days before the date of such meeting. The record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for any other action shall not be more than sixty days prior to such action. If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at any meeting shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived by all stockholders, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, shall be the first date on which a signed written consent setting forth the action taken or to be taken is delivered to the Corporation and, when prior action by the board of directors is required, shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such other purpose. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 1.6       Voting List. If the Corporation shall have more than five (5) shareholders, the secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the Corporation’s principal offices. The list shall be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.7       Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation. If, however, such a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.8       Voting and Proxies. At every meeting of the stockholders, each stockholder shall be entitled to one vote, in person or by proxy, for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after six months from its date unless the proxy provides for a longer period, which may not exceed seven years. When a specified item of business is required to be voted on by a class or series of stock, the holders of a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. If a quorum is present at a properly held meeting of the shareholders, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the subject matter under consideration, shall be the act of the shareholders, unless the vote of a greater number or voting by classes (i) is required by the articles of incorporation, or (ii) has been provided for in an agreement among all shareholders entered into pursuant to and enforceable under Nevada Revised Statutes §78.365.

Section 1.9      Waiver. Attendance of a stockholder of the Corporation, either in person or by proxy, at any meeting, whether annual or special, shall constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to notice. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice.

Section 1.10   Stockholder Action Without a Meeting.  Except as may otherwise be provided by any applicable provision of the Nevada Revised Statutes, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

ARTICLE II
Directors

Section 2.1   Number. The number of directors shall be one or more, as fixed from time to time by resolution of the board of directors; provided, however, that the number of directors shall not be reduced so as to shorten the tenure of any director at the time in office.

Section 2.2   Elections. Except as provided in Section 2.3 of this Article II, the board of directors shall be elected at the annual meeting of the stockholders or at a special meeting called for that purpose. Each director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

Section 2.3   Vacancies. Any vacancy occurring on the board of directors and any directorship to be filled by reason of an increase in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by a sole remaining director. Such newly elected director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

Section 2.4   Meetings. The board of directors may, by resolution, establish a place and time for regular meetings which may be held without call or notice.

Section 2.5   Notice of Special Meetings. Special meetings may be called by the chairman, the president  or any two members of the board of directors. Notice of special meetings shall be given to each member of the board of directors: (i) by mail by the secretary, the chairman or the members of the board calling the meeting by depositing the same in the official government mail of the United States or any other country, postage prepaid, at least seven days before the meeting, addressed to the director at the last address he has furnished to the Corporation for this purpose, and any notice so mailed shall be deemed to have been given at the time when mailed; or (ii) in person, by telephone or by electronic transmission addressed as stated above at least forty-eight hours before the meeting, and such notice shall be deemed to have been given when such personal or telephone conversation occurs or at the time when such electronic transmission is delivered to such address.

Section 2.6   Quorum. At all meetings of the board, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically required by statute, the articles of incorporation or these bylaws. If less than a quorum is present, the director or directors present may adjourn the meeting from time to time without further notice. Voting by proxy is not permitted at meetings of the board of directors.

Section 2.7   Waiver. Attendance of a director at a meeting of the board of directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to the giving of such notice.

Section 2.8   Action Without Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors and filed with the minutes of proceedings of the board of directors. Any such consent may be in counterparts and shall be effective on the date of the last signature thereon unless otherwise provided therein.

Section 2.9   Attendance by Telephone. Members of the board of directors may participate in a meeting of such board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

ARTICLE III
Officers

Section 3.1   Election. The Corporation shall have such officers, with such titles and duties, as the board of directors may determine by resolution, which must include a chairman of the board, a president, a secretary and a treasurer and may include one or more vice presidents and one or more assistants to such officers. The officers shall in any event have such titles and duties as shall enable the Corporation to sign instruments and stock certificates complying with Section 6.1 of these bylaws, and one of the officers shall have the duty to record the proceedings of the stockholders and the directors in a book to be kept for that purpose. The officers shall be elected by the board of directors; provided, however, that the chairman may appoint one or more assistant secretaries and assistant treasurers and such other subordinate officers as he deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are prescribed in the bylaws or as may be determined from time to time by the board of directors or the chairman. Any two or more offices may be held by the same person.

Section 3.2   Removal and Resignation. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any officer appointed by the chairman may be removed at any time by the board of directors or the chairman. Any officer may resign at any time by giving written notice of his resignation to the chairman or to the secretary, and acceptance of such resignation shall not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office of chairman of the board, president, vice president, secretary or treasurer shall be filled by the board of directors. Any vacancy occurring in any other office may be filled by the chairman.

Section 3.3   Chairman of the Board. The chairman of the board shall preside at all meetings of shareholders and of the board of directors, and shall have the powers and  perform the duties usually pertaining to such office, and shall have such other powers and perform such other duties as may be from time to time prescribed by the board of directors..

Section 3.4   President. The president shall be the chief executive officer of the Corporation, and shall have general and active management of the business and affairs of the Corporation, under the direction of the board of directors. Unless the board of directors has appointed another presiding officer, the president shall preside at all meetings of the shareholders.

Section 3.5   Vice President. The vice president or, if there is more than one, the vice presidents in the order determined by the board of directors or, in lieu of such determination, in the order determined by the president, shall be the officer or officers next in seniority after the president. Each vice president shall also perform such duties and exercise such powers as are appropriate and such as are prescribed by the board of directors or, in lieu of or in addition to such prescription, such as are prescribed by the president from time to time. Upon the death, absence or disability of the president, the vice president or, if there is more than one, the vice presidents in the order determined by the board of directors or, in lieu of such determination, in the order determined by the president, or, in lieu of such determination, in the order determined by the chairman, shall be the officer or officers next in seniority after the president. in the order determined by the and  shall perform the duties and exercise the powers of the president.

Section 3.6   Assistant Vice President. The assistant vice president, if any, or, if there is more than one, the assistant vice presidents shall, under the supervision of the president or a vice president, perform such duties and have such powers as are prescribed by the board of directors, the president or a vice president from time to time.

Section 3.7      Secretary. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, keep the minutes of such meetings, have charge of the corporate seal and stock records, be responsible for the maintenance of all corporate files and records and the preparation and filing of reports to governmental agencies (other than tax returns), have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, attest it by his signature), and perform such other duties and have such other powers as are appropriate and such as are prescribed by the board of directors or the president from time to time.

Section 3.8      Assistant Secretary. The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors or, in lieu of such determination, by the president or the secretary shall, in the absence or disability of the secretary or in case such duties are specifically delegated to him by the board of directors, the chairman, or the secretary, perform the duties and exercise the powers of the secretary and shall, under the supervision of the secretary, perform such other duties and have such other powers as are prescribed by the board of directors, the chairman, or the secretary from time to time.

Section 3.9      Treasurer. The treasurer shall have control of the funds and the care and custody of all the stocks, bonds and other securities of the Corporation and shall be responsible for the preparation and filing of tax returns. He shall receive all moneys paid to the Corporation and shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in its name and on its behalf, and give full discharge for the same. He shall also have charge of the disbursement of the funds of the Corporation and shall keep full and accurate records of the receipts and disbursements. He shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the board of directors and shall perform such other duties and have such other powers as are appropriate and such as are prescribed by the board of directors or the president from time to time.

Section 3.10   Assistant Treasurer. The assistant treasurer, if any, or, if there is more than one, the assistant treasurers in the order determined by the board of directors or, in lieu of such determination, by the chairman or the treasurer shall, in the absence or disability of the treasurer or in case such duties are specifically delegated to him by the board of directors, the chairman or the treasurer, perform the duties and exercise the powers of the treasurer and shall, under the supervision of the treasurer, perform such other duties and have such other powers as are prescribed by the board of directors, the president or the treasurer from time to time.

Section 3.11   Compensation. Officers shall receive such compensation, if any, for their services as may be authorized or ratified by the board of directors. Election or appointment as an officer shall not of itself create a right to compensation for services performed as such officer.

ARTICLE IV
Committees

Section 4.1      Designation of Committees. The board of directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Corporation, and if the board of directors so determines, one or more persons who are not directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of such absent or disqualified member.

Section 4.2    Committee Powers and Authority. The board of directors may provide, by resolution or by amendment to these bylaws, for an Executive Committee to consist of one or more directors of the Corporation (but no persons who are not directors of the Corporation) that may exercise all the power and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that an Executive Committee may not exercise the power or authority of the board of directors in reference to amending the articles of incorporation (except that an Executive Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors, pursuant to Article 3(3) of the articles of incorporation, fix the designations and any of the preferences or rights of shares of preferred stock relating to dividends, redemption, dissolution, any distribution of property or assets of the Corporation, or the conversion into, or the exchange of shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these bylaws; and, unless the resolution expressly so provides, no an Executive Committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 4.3   Committee Procedures. To the extent the board of directors or the committee does not establish other procedures for the committee, each committee shall be governed by the procedures established in Section 2.4 (except as they relate to an annual meeting of the board of directors) and Sections 2.5, 2.6, 2.7, 2.8 and 2.9 of these bylaws, as if the committee were the board of directors.

ARTICLE V
Indemnification

Section 5.1   Expenses for Actions Other Than By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 5.2   Expenses for Actions By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 5.3      Successful Defense. To the extent that any person referred to in the preceding two sections of this Article V has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in such sections, or in defense of any claim issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 5.4     Determination to Indemnify. Any indemnification under the first two sections of this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth therein. Such determination shall be made (i) by the stockholders, (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (iii) if such quorum is not obtainable or, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

Section 5.5      Expense Advances. Expenses incurred by an officer or director in defending any civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article V.

Section 5.6      Provisions Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article V shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 5.7      Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the Corporation shall have power to purchase and maintain insurance, in such amounts as the board of directors deems appropriate, on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not he is indemnified against such liability or expense under the provisions of this Article V and whether or not the Corporation would have the power or would be required to indemnify him against such liability under the provisions of this Article V or of the Nevada Revised Statutes §78.7502; §78.751 or §78.752 or by any other applicable law.

Section 5.8      Surviving Corporation. The board of directors may provide by resolution that references to “the Corporation” in this Article V shall include, in addition to this Corporation, all constituent corporations absorbed in a merger with this Corporation so that any person who was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, employee or agent of another corporation, partnership, joint venture, trust, association or other entity shall stand in the same position under the provisions of this Article V with respect to this Corporation as he would if he had served this Corporation in the same capacity or is or was so serving such other entity at the request of this Corporation, as the case may be.

Section 5.9      Inurement. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 5.10   Employees and Agents. To the same extent as it may do for a director or officer, the Corporation may indemnify and advance expenses to a person who is not and was not a director or officer of the Corporation but who is or was an employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise.

ARTICLE VI
Stock

Section 6.1   Certificates. Every holder of stock in the Corporation represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, signed by or in the name of the Corporation by the President or chairman of the board of directors, or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 6.2   Facsimile Signatures. Where a certificate of stock is countersigned (i) by a transfer agent other than the Corporation or its employee or (ii) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any such certificate shall cease to be such officer, transfer agent or registrar, whether because of death, resignation or otherwise, before such certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 6.3   Transfer of Stock. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation only upon presentation of the certificate or certificates representing such shares properly endorsed or accompanied by a proper instrument of assignment, except as may otherwise be expressly provided by the laws of the State of Nevada or by order by a court of competent jurisdiction. The officers or transfer agents of the Corporation may, in their discretion, require a signature guaranty before making any transfer.

Section 6.4   Lost Certificates. The board of directors may direct that a new certificate of stock be issued in place of any certificate issued by the Corporation that is alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance of a new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII
Seal

The board of directors may, but are not required to, adopt and provide a common seal or stamp which, when adopted, shall constitute the corporate seal of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or manually reproduced.

ARTICLE VIII
Fiscal Year

The board of directors, by resolution, may adopt a fiscal year for the Corporation.

ARTICLE IX
Amendment

These bylaws may at any time and from time to time be amended, altered or repealed exclusively by the board of directors, as provided in the articles of incorporation.